EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FIRST QUARTER 2024 RESULTS
DALLAS – May 8, 2024 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the first quarter ended March 31, 2024. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of March 31, 2024, was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2024 with the first quarter ended March 31, 2023 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FIRST QUARTER 2024 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 0.2% over the prior year quarter to $368. Comparable ADR decreased 1.0% over the prior year quarter to $563 and Comparable Occupancy increased 0.8% over the prior year quarter to 65.4%.
•Net income attributable to common stockholders for the quarter was $3.5 million or $0.05 per diluted share.
•Adjusted funds from operations (AFFO) was $0.42 per diluted share for the quarter.
•Adjusted EBITDAre was $66.2 million for the quarter.
•Comparable Hotel EBITDA was $71.0 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $137.1 million and restricted cash of $82.4 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $23.8 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 39.6% at the end of the first quarter.
•Capex invested during the quarter was $23.3 million.
RECENT OPERATING HIGHLIGHTS
•During the quarter, the Company extended its mortgage loan secured by the Pier House Resort & Spa.
•During the quarter, the Company extended its mortgage loan secured by the Ritz-Carlton St. Thomas.
•During the quarter, the Company received a six-month forbearance, through August 5, 2024, on its mortgage loan secured by the Hilton La Jolla Torry Pines.

BHR Reports First Quarter Results

May 8, 2024
•During the quarter, the Company completed a financing of the Ritz-Carlton Reserve Dorado Beach.
•Subsequent to quarter end, the Company paid off its $30 million mortgage loan secured by the Cameo Beverly Hills.
•Subsequent to quarter end, the Company announced that it had signed a definitive agreement to sell the 394-room Hilton La Jolla Torrey Pines for $165 million. This hotel is owned by a joint venture in which the Company has a 75% ownership interest.
CAPITAL STRUCTURE
As of March 31, 2024, the Company had total assets of $2.3 billion and $1.2 billion of loans of which $44 million related to its joint venture partner’s share of the mortgage loans on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined loans had a blended average interest rate of 7.8%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 77% of the Company’s consolidated debt is effectively fixed and approximately 23% is effectively floating.
During the quarter, the Company extended the loan secured by the 142-room Pier House Resort & Spa in Key West, Florida. The loan now has an initial maturity date of September 2025 with one one-year extension option, subject to the satisfaction of certain conditions, continues to have a balance of $80.0 million, and bears interest at a floating interest rate of SOFR + 3.60%.
During the quarter, the Company also extended the loan secured by the 180-room Ritz-Carlton St. Thomas in St. Thomas, USVI. The loan now has an initial maturity date of August 2025 with one one-year extension option, subject to the satisfaction of certain conditions, continues to have a balance of $42.5 million, and bears interest at a floating interest rate of SOFR + 4.35%.
The Hilton La Jolla Torrey Pines is encumbered by a mortgage loan that has a $66.6 million balance, bears interest at an annual fixed rate of 9.0% and matures in August 2024. Subsequent to quarter end, the Company announced that it had signed a definitive agreement to sell this hotel for $165 million. The Hilton La Jolla Torrey Pines is owned by a joint venture in which the Company has a 75% ownership interest. Inclusive of $40 million of planned capital expenditures, the purchase price equates to a cap rate of 7.2% on net operating income for the trailing twelve months ended March 31, 2024. The transaction is expected to be completed by August 2024, but closing is subject to several customary conditions, including approval from the City of San Diego, the ground lessor. The Company provides no assurances that the sale will be completed on these terms or at all.
During the quarter, the Company closed on a property-level mortgage financing for the 96-room Ritz-Carlton Reserve Dorado Beach in Dorado, Puerto Rico. The $62 million non-recourse loan has a two-year term. The loan is interest only and provides for a floating interest rate of SOFR + 4.75%
Subsequent to quarter end, the Company paid off the $30 million loan secured by the 143-room Cameo Beverly Hills in Beverly Hills, California.
Subsequent to quarter end, the Company announced that it is evaluating the sale of two more hotels, subject to market conditions, to be completed in 2024 and 2025, respectively, a $50 million preferred share redemption program, and a $50 million share buyback authorization.
DIVIDENDS
On April 10, 2024, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company’s common stock for the second quarter ending June 30, 2024. The dividend, which equates to an annual rate of $0.20 per share, will be paid on July 15, 2024, to

BHR Reports First Quarter Results

May 8, 2024
stockholders of record as of June 28, 2024. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“Several of our resort properties delivered strong performance during the first quarter,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Despite a challenging year-over-year comparison from the 2023 Super Bowl, our Four Seasons Resort Scottsdale at Troon North achieved almost 8% growth in Hotel EBITDA. Our Ritz-Carlton Reserve Dorado Beach also had a great quarter with Hotel EBITDA growth of 24% during the quarter. We are also pleased to report that we have repaid the loan on the Cameo Beverly Hills with cash on hand. As we look ahead, we believe our portfolio is well-positioned to outperform in both the near-term and long-term.” Mr. Stockton continued, “We are also pleased to announce the planned sale of the Hilton La Jolla Torrey Pines at an attractive cap rate, the preferred share redemption program, and the share buyback authorization. Our recently announced shareholder value creation plan demonstrates our focus on maximizing value for our investors.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, May 9, 2024, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0284. A replay of the conference call will be available through Thursday, May 16, 2024, by dialing (647) 362-9199 and entering the confirmation number, 2925607.
The Company will also provide an online simulcast and rebroadcast of its first quarter 2024 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Thursday, May 9, 2024, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
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BHR Reports First Quarter Results

May 8, 2024
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	March 31, 2024	December 31, 2023
ASSETS
Investments in hotel properties, gross	$2,388,484	$2,382,716
Accumulated depreciation	(512,215)	(498,508)
Investments in hotel properties, net	1,876,269	1,884,208
Cash and cash equivalents	137,051	85,599
Restricted cash	82,372	80,904
Accounts receivable, net of allowance of $200 and $237, respectively	41,001	39,199
Inventories	4,681	5,003
Prepaid expenses	11,267	9,938
Deferred costs, net	75	75
Investment in OpenKey	1,625	1,674
Derivative assets	3,087	2,847
Other assets	18,701	17,751
Operating lease right-of-use assets	78,117	78,383
Intangible assets, net	3,409	3,504
Due from third-party hotel managers	23,777	17,739
Total assets	$2,281,432	$2,226,824

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,223,277	$1,162,444
Accounts payable and accrued expenses	144,240	149,867
Dividends and distributions payable	9,253	9,158
Due to Ashford Inc., net	3,728	1,471
Due to related parties, net	766	603
Due to third-party hotel managers	1,993	1,608
Operating lease liabilities	60,298	60,379
Derivative liabilities	—	12
Other liabilities	22,895	22,756
Total liabilities	1,466,450	1,408,298

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at March 31, 2024 and December 31, 2023	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value,16,162,834 and 16,316,315 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	375,261	377,035
Series M Redeemable Preferred Stock, $0.01 par value, 1,747,771 and 1,832,805 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	43,694	45,623
Redeemable noncontrolling interests in operating partnership	33,005	32,395
Equity:
Preferred stock, $0.01 par value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at March 31, 2024 and December 31, 2023	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 66,477,431 and 66,636,353 shares issued and outstanding at March 31, 2024 and December 31, 2023, respectively	664	666
Additional paid-in capital	718,606	718,498
Accumulated deficit	(412,013)	(412,199)
Total stockholders' equity of the Company	307,273	306,981
Noncontrolling interest in consolidated entities	(9,677)	(8,934)
Total equity	297,596	298,047
Total liabilities and equity	$2,281,432	$2,226,824

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2024	2023
REVENUE
Rooms	$138,552	$137,527
Food and beverage	53,547	52,228
Other	26,980	25,546
Total hotel revenue	219,079	215,301
EXPENSES
Hotel operating expenses:
Rooms	28,264	27,358
Food and beverage	40,717	39,739
Other expenses	60,076	62,295
Management fees	6,976	6,705
Total hotel operating expenses	136,033	136,097
Property taxes, insurance and other	10,685	8,116
Depreciation and amortization	25,420	22,521
Advisory services fee:
Base advisory fee	3,327	3,640
Reimbursable expenses	2,265	2,022
Stock/unit-based compensation	1,108	2,286
Corporate, general and administrative:
Stock/unit-based compensation	17	37
Other general and administrative	(2,243)	2,783
Total operating expenses	176,612	177,502
OPERATING INCOME (LOSS)	42,467	37,799
Equity in earnings (loss) of unconsolidated entity	(49)	(73)
Interest income	796	2,108
Interest expense	(25,180)	(22,111)
Amortization of loan costs	(1,311)	(762)
Write-off of loan costs and exit fees	(721)	(12)
Gain (loss) on extinguishment of debt	—	2,318
Realized and unrealized gain (loss) on derivatives	932	(334)
INCOME (LOSS) BEFORE INCOME TAXES	16,934	18,933
Income tax (expense) benefit	(1,452)	(2,329)
NET INCOME (LOSS)	15,482	16,604
(Income) loss attributable to noncontrolling interest in consolidated entities	743	(309)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(296)	(261)
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	15,929	16,034
Preferred dividends	(10,407)	(10,350)
Deemed dividends on redeemable preferred stock	(1,998)	(2,454)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$3,524	$3,230

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.05	$0.05
Weighted average common shares outstanding – basic	66,455	66,498
Diluted:
Net income (loss) attributable to common stockholders	$0.05	$0.05
Weighted average common shares outstanding – diluted	268,516	72,478
Dividends declared per common share	$0.05	$0.05

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2024	2023
Net income (loss)	$15,482	$16,604
Interest expense and amortization of loan costs	26,491	22,873
Depreciation and amortization	25,420	22,521
Income tax expense (benefit)	1,452	2,329
Equity in (earnings) loss of unconsolidated entity	49	73
Company's portion of EBITDA of OpenKey	(57)	(77)
EBITDA and EBITDAre	68,837	64,323
Amortization of favorable (unfavorable) contract assets (liabilities)	119	119
Transaction and conversion costs	(5,627)	1,195
Write-off of loan costs and exit fees	721	12
Realized and unrealized (gain) loss on derivatives	(932)	334
Stock/unit-based compensation	1,127	2,328
Legal, advisory and settlement costs	1,947	69
(Gain) loss on extinguishment of debt	—	(2,318)
Adjusted EBITDAre	$66,192	$66,062
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2024	2023
Net income (loss)	$15,482	$16,604
(Income) loss attributable to noncontrolling interest in consolidated entities	743	(309)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(296)	(261)
Preferred dividends	(10,407)	(10,350)
Deemed dividends on redeemable preferred stock	(1,998)	(2,454)
Net income (loss) attributable to common stockholders	3,524	3,230
Depreciation and amortization on real estate	24,180	21,785
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	296	261
Equity in (earnings) loss of unconsolidated entity	49	73
Company's portion of FFO of OpenKey	(67)	(78)
FFO available to common stockholders and OP unitholders	27,982	25,271
Deemed dividends on redeemable preferred stock	1,998	2,454
Transaction and conversion costs	(5,627)	1,195
Write-off of premiums, loan costs and exit fees	721	12
Unrealized (gain) loss on derivatives	739	2,201
Stock/unit-based compensation	1,127	2,328
Legal, advisory and settlement costs	1,947	69
Interest expense accretion on refundable membership club deposits	165	178
Amortization of loan costs	1,208	739
(Gain) loss on extinguishment of debt	—	(2,318)
Adjusted FFO available to common stockholders and OP unitholders	$30,260	$32,129
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$0.42	$0.44
Weighted average diluted shares	72,370	72,831

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
March 31, 2024
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (12)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel Net Income	Comparable TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (13)	Comparable TTM Hotel EBITDA Debt Yield
BAML	See footnote	June 2024	June 2025	SOFR (1) + 2.66%	$—	$293,180	(3)	$293,180	$9,070	3.1%	$38,452	13.1%
Prudential	Hilton La Jolla Torrey Pines	August 2024	August 2024	9.00%	66,600	—		66,600	12,657	19.0%	17,188	25.8%
LoanCore	Cameo Beverly Hills	August 2024	August 2024	SOFR (1) + 3.66%	—	30,000	(4)	30,000	(5,535)	(18.5)%	(190)	(0.6)%
BAML	The Ritz-Carlton Lake Tahoe	January 2025	January 2026	SOFR (1) + 3.60%	—	53,413	(5)	53,413	(7,785)	(14.6)%	4,003	7.5%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2025	February 2027	SOFR (1) + 2.86%	—	70,500	(6)	70,500	774	1.1%	12,067	17.1%
Apollo	The Ritz-Carlton St. Thomas	August 2025	August 2026	SOFR (1) + 4.35%	—	42,500	(7)	42,500	11,251	26.5%	23,738	55.9%
BAML	Pier House Resort & Spa	September 2025	September 2026	SOFR (1) + 3.60%	—	80,000	(5)	80,000	6,022	7.5%	14,710	18.4%
Macquarie CAF LLC	The Ritz-Carlton Reserve Dorado Beach	March 2026	March 2026	SOFR (1) + 4.75%	—	62,000		62,000	15,126	24.4%	22,925	37.0%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
BAML Credit Facility	See footnote	July 2026	July 2027	Base Rate (2) + 1.25% to 2.00% or SOFR (1) + 2.35% to 3.10%	—	200,000	(8)	200,000	16,577	8.3%	33,420	16.7%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2026	December 2028	SOFR (1) + 3.75%	—	140,000	(9)	140,000	774	0.6%	22,652	16.2%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(10)	110,600	3,181	2.9%	15,657	14.2%
Total					$152,850	$1,082,193		$1,235,043	$62,112	5.0%	$204,622	16.6%
Percentage					12.4%	87.6%		100.0%
Weighted average interest rate (11)					6.46%	8.04%		7.84%
All indebtedness is non-recourse with the exception of the convertible senior notes and the credit facility.
(1)    SOFR rate was 5.33% at March 31, 2024.
(2)    Base Rate, as defined in the secured credit facility agreement, is the greater of (i) the prime rate set by Bank of America, (ii) federal funds rate + 0.50%, (iii) Term SOFR + 1.00%, or (iv) 1.00%.
(3)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the fourth was exercised in June 2023. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan has a SOFR floor of 1.50%. On April 9, 2024, we repaid the Cameo Beverly Hills mortgage loan.
(5)    This mortgage loan has one one-year extension option subject to satisfaction of certain conditions.
(6)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in February 2024.
(7)    This mortgage loan has one one-year extension option, subject to satisfaction of certain conditions. This amended mortgage loan has a SOFR floor of 4.00%.
(8)    This credit facility has one one-year extension option subject to satisfaction of certain conditions. This credit facility is secured by the Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(9)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(10)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(11)    The weighted average interest rates are adjusted for in-the-money interest rate caps.
(12)    The final maturity date assumes all available extension options will be exercised.
(13)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
March 31, 2024
(dollars in thousands)
(unaudited)

Lender	Hotels	2024	2025	2026	2027	2028	Thereafter	Total
Prudential	Hilton La Jolla Torrey Pines	$66,600	$—	$—	$—	$—	$—	$66,600
LoanCore	Cameo Beverly Hills Hotel (1)	30,000	—	—	—	—	—	30,000
BAML	See footnote 2	—	293,180	—	—	—	—	293,180
Apollo	The Ritz-Carlton St. Thomas	—	—	42,500	—	—	—	42,500
BAML	Pier House Resort & Spa	—	—	80,000	—	—	—	80,000
BAML	The Ritz-Carlton Lake Tahoe	—	—	53,413	—	—	—	53,413
Macquarie CAF LLC	The Ritz-Carlton Reserve Dorado Beach	—	—	62,000	—	—	—	62,000
Convertible Senior Notes	N/A	—	—	86,250	—	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	—	70,500	—	—	70,500
BAML Credit Facility	See footnote 3	—	—	—	200,000	—	—	200,000
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	—	136,000	—	136,000
Aareal Capital Corporation	Capital Hilton	—	—	—	—	106,600	—	106,600
Principal due in future periods		$96,600	$293,180	$324,163	$270,500	$242,600	$—	$1,227,043
Scheduled amortization payments remaining		—	—	—	4,000	4,000	—	8,000
Total indebtedness		$96,600	$293,180	$324,163	$274,500	$246,600	$—	$1,235,043
(1)    On April 9, 2024, we repaid the Cameo Beverly Hills mortgage loan.
(2)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(3)    This credit facility is secured by the Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$141,435	$—	$141,435	$139,823	$—	$139,823	1.15%	1.15%
RevPAR	$368.09	$—	$368.09	$368.68	$—	$368.68	(0.16)%	(0.16)%
Occupancy	65.39%	—%	65.39%	64.85%	—%	64.85%	0.83%	0.83%
ADR	$562.93	$—	$562.93	$568.50	$—	$568.50	(0.98)%	(0.98)%

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$116,084	$—	$116,084	$114,737	$—	$114,737	1.17%	1.17%
RevPAR	$383.77	$—	$383.77	$383.65	$—	$383.65	0.03%	0.03%
Occupancy	63.57%	—%	63.57%	63.20%	—%	63.20%	0.59%	0.59%
ADR	$603.67	$—	$603.67	$607.06	$—	$607.06	(0.56)%	(0.56)%

NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2024, and not under renovation during the three months ended March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Bardessono Hotel, Capital Hilton Washington D.C., Ritz-Carlton Sarasota

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2024	2023	% Variance
Total hotel revenue	$221,438	$217,180	1.96%
Non-comparable adjustments	—	—
Comparable total hotel revenue	$221,438	$217,180	1.96%

Hotel net income (loss)	$36,238	$37,753	(4.01)%
Non-comparable adjustments	—	—
Comparable hotel net income (loss)	$36,238	$37,753	(4.01)%
Hotel net income (loss) margin	16.36%	17.38%	(1.02)%
Comparable hotel net income margin	16.36%	17.38%	(1.02)%

Hotel EBITDA	$70,979	$72,796	(2.50)%
Non-comparable adjustments	—	—
Comparable hotel EBITDA	$70,979	$72,796	(2.50)%
Hotel EBITDA margin	32.05%	33.52%	(1.47)%
Comparable hotel EBITDA margin	32.05%	33.52%	(1.47)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$671	$1,154	(41.84)%
Hotel net income (loss) attributable to the Company and OP unitholders	$35,567	$36,599	(2.82)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$35,567	$36,599	(2.82)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,975	$1,943	1.66%
Hotel EBITDA attributable to the Company and OP unitholders	$69,004	$70,854	(2.61)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$69,004	$70,854	(2.61)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended
	March 31,
	2024	2023	% Variance
Total hotel revenue	$173,037	$169,743	1.94%
Non-comparable adjustments	—	—
Comparable total hotel revenue	$173,037	$169,743	1.94%

Hotel net income (loss)	$28,234	$30,571	(7.64)%
Non-comparable adjustments	—	—
Comparable hotel net income (loss)	$28,234	$30,571	(7.64)%
Hotel net income (loss) margin	16.32%	18.01%	(1.69)%
Comparable hotel net income margin	16.32%	18.01%	(1.69)%

Hotel EBITDA	$56,327	$58,772	(4.16)%
Non-comparable adjustments	—	—
Comparable hotel EBITDA	$56,327	$58,772	(4.16)%
Hotel EBITDA margin	32.55%	34.62%	(2.07)%
Comparable hotel EBITDA margin	32.55%	34.62%	(2.07)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$676	$721	(6.21)%
Hotel net income (loss) attributable to the Company and OP unitholders	$27,558	$29,851	(7.68)%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$27,558	$29,851	(7.68)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$943	$968	(2.61)%
Hotel EBITDA attributable to the Company and OP unitholders	$55,384	$57,804	(4.19)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$55,384	$57,804	(4.19)%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at March 31, 2024, and not under renovation during the three months ended March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
Bardessono Hotel, Capital Hilton Washington D.C., Ritz-Carlton Sarasota

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$9,132	$—	$9,132	$8,777	$—	$8,777	4.04%	4.04%
Total hotel revenue	$15,457	$—	$15,457	$14,698	$—	$14,698	5.16%	5.16%
Hotel net income (loss)	$(19)	$—	$(19)	$1,734	$—	$1,734	(101.10)%	(101.10)%
Hotel net income (loss) margin	(0.12)%		(0.12)%	11.80%		11.80%	(11.92)%	(11.92)%
Hotel EBITDA	$4,128	$—	$4,128	$3,898	$—	$3,898	5.90%	5.90%
Hotel EBITDA margin	26.71%		26.71%	26.52%		26.52%	0.19%	0.19%
Selected Operating Information:
RevPAR	$180.03	$—	$180.03	$177.32	$—	$177.32	1.53%	1.53%
Occupancy	72.01%	—%	72.01%	71.34%	—%	71.34%	0.94%	0.94%
ADR	$250.00	$—	$250.00	$248.57	$—	$248.57	0.58%	0.58%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$6,295	$—	$6,295	$6,662	$—	$6,662	(5.51)%	(5.51)%
Total hotel revenue	$11,740	$—	$11,740	$11,870	$—	$11,870	(1.10)%	(1.10)%
Hotel net income (loss)	$2,703	$—	$2,703	$2,882	$—	$2,882	(6.21)%	(6.21)%
Hotel net income (loss) margin	23.02%		23.02%	24.28%		24.28%	(1.26)%	(1.26)%
Hotel EBITDA	$3,771	$—	$3,771	$3,872	$—	$3,872	(2.61)%	(2.61)%
Hotel EBITDA margin	32.12%		32.12%	32.62%		32.62%	(0.50)%	(0.50)%
Selected Operating Information:
RevPAR	$175.58	$—	$175.58	$187.87	$—	$187.87	(6.54)%	(6.54)%
Occupancy	71.09%	—%	71.09%	74.91%	—%	74.91%	(5.10)%	(5.10)%
ADR	$246.97	$—	$246.97	$250.80	$—	$250.80	(1.53)%	(1.53)%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$3,374	$—	$3,374	$3,566	$—	$3,566	(5.38)%	(5.38)%
Total hotel revenue	$4,730	$—	$4,730	$4,904	$—	$4,904	(3.55)%	(3.55)%
Hotel net income (loss)	$(2,745)	$—	$(2,745)	$(923)	$—	$(923)	(197.40)%	(197.40)%
Hotel net income (loss) margin	(58.03)%		(58.03)%	(18.82)%		(18.82)%	(39.21)%	(39.21)%
Hotel EBITDA	$(1,616)	$—	$(1,616)	$385	$—	$385	(519.74)%	(519.74)%
Hotel EBITDA margin	(34.16)%		(34.16)%	7.85%		7.85%	(42.01)%	(42.01)%
Selected Operating Information:
RevPAR	$89.35	$—	$89.35	$95.48	$—	$95.48	(6.42)%	(6.42)%
Occupancy	52.68%	—%	52.68%	54.78%	—%	54.78%	(3.83)%	(3.83)%
ADR	$169.60	$—	$169.60	$174.28	$—	$174.28	(2.69)%	(2.69)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$2,051	$—	$2,051	$2,674	$—	$2,674	(23.30)%	(23.30)%
Total hotel revenue	$3,020	$—	$3,020	$3,778	$—	$3,778	(20.06)%	(20.06)%
Hotel net income (loss)	$(1,220)	$—	$(1,220)	$(1,304)	$—	$(1,304)	6.44%	6.44%
Hotel net income (loss) margin	(40.40)%		(40.40)%	(34.52)%		(34.52)%	(5.88)%	(5.88)%
Hotel EBITDA	$(439)	$—	$(439)	$120	$—	$120	(465.83)%	(465.83)%
Hotel EBITDA margin	(14.54)%		(14.54)%	3.18%		3.18%	(17.72)%	(17.72)%
Selected Operating Information:
RevPAR	$346.78	$—	$346.78	$457.07	$—	$457.07	(24.13)%	(24.13)%
Occupancy	41.84%	—%	41.84%	49.08%	—%	49.08%	(14.75)%	(14.75)%
ADR	$828.78	$—	$828.78	$931.34	$—	$931.34	(11.01)%	(11.01)%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$7,880	$—	$7,880	$8,014	$—	$8,014	(1.67)%	(1.67)%
Total hotel revenue	$9,775	$—	$9,775	$9,859	$—	$9,859	(0.85)%	(0.85)%
Hotel net income (loss)	$3,037	$—	$3,037	$3,814	$—	$3,814	(20.37)%	(20.37)%
Hotel net income (loss) margin	31.07%		31.07%	38.69%		38.69%	(7.62)%	(7.62)%
Hotel EBITDA	$5,457	$—	$5,457	$5,758	$—	$5,758	(5.23)%	(5.23)%
Hotel EBITDA margin	55.83%		55.83%	58.40%		58.40%	(2.57)%	(2.57)%
Selected Operating Information:
RevPAR	$609.80	$—	$609.80	$627.00	$—	$627.00	(2.74)%	(2.74)%
Occupancy	79.83%	—%	79.83%	81.83%	—%	81.83%	(2.44)%	(2.44)%
ADR	$763.92	$—	$763.92	$766.21	$—	$766.21	(0.30)%	(0.30)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$1,862	$—	$1,862	$2,052	$—	$2,052	(9.26)%	(9.26)%
Total hotel revenue	$2,464	$—	$2,464	$2,613	$—	$2,613	(5.70)%	(5.70)%
Hotel net income (loss)	$(466)	$—	$(466)	$(997)	$—	$(997)	53.26%	53.26%
Hotel net income (loss) margin	(18.91)%		(18.91)%	(38.16)%		(38.16)%	19.25%	19.25%
Hotel EBITDA	$(23)	$—	$(23)	$318	$—	$318	(107.23)%	(107.23)%
Hotel EBITDA margin	(0.93)%		(0.93)%	12.17%		12.17%	(13.10)%	(13.10)%
Selected Operating Information:
RevPAR	$255.77	$—	$255.77	$284.99	$—	$284.99	(10.25)%	(10.25)%
Occupancy	49.26%	—%	49.26%	48.68%	—%	48.68%	1.19%	1.19%
ADR	$519.25	$—	$519.25	$585.42	$—	$585.42	(11.30)%	(11.30)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$13,181	$—	$13,181	$14,341	$—	$14,341	(8.09)%	(8.09)%
Total hotel revenue	$22,582	$—	$22,582	$23,685	$—	$23,685	(4.66)%	(4.66)%
Hotel net income (loss)	$7,144	$—	$7,144	$7,458	$—	$7,458	(4.21)%	(4.21)%
Hotel net income (loss) margin	31.64%		31.64%	31.49%		31.49%	0.15%	0.15%
Hotel EBITDA	$9,875	$—	$9,875	$10,081	$—	$10,081	(2.04)%	(2.04)%
Hotel EBITDA margin	43.73%		43.73%	42.56%		42.56%	1.17%	1.17%
Selected Operating Information:
RevPAR	$750.53	$—	$750.53	$830.12	$—	$830.12	(9.59)%	(9.59)%
Occupancy	78.51%	—%	78.51%	81.25%	—%	81.25%	(3.37)%	(3.37)%
ADR	$955.94	$—	$955.94	$1,021.65	$—	$1,021.65	(6.43)%	(6.43)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$4,496	$—	$4,496	$4,520	$—	$4,520	(0.53)%	(0.53)%
Total hotel revenue	$5,909	$—	$5,909	$5,798	$—	$5,798	1.91%	1.91%
Hotel net income (loss)	$(1,325)	$—	$(1,325)	$(1,358)	$—	$(1,358)	2.43%	2.43%
Hotel net income (loss) margin	(22.42)%		(22.42)%	(23.42)%		(23.42)%	1.00%	1.00%
Hotel EBITDA	$406	$—	$406	$694	$—	$694	(41.50)%	(41.50)%
Hotel EBITDA margin	6.87%		6.87%	11.97%		11.97%	(5.10)%	(5.10)%
Selected Operating Information:
RevPAR	$99.01	$—	$99.01	$100.63	$—	$100.63	(1.61)%	(1.61)%
Occupancy	52.13%	—%	52.13%	50.44%	—%	50.44%	3.35%	3.35%
ADR	$189.92	$—	$189.92	$199.51	$—	$199.51	(4.81)%	(4.81)%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$8,863	$—	$8,863	$8,250	$—	$8,250	7.43%	7.43%
Total hotel revenue	$10,707	$—	$10,707	$9,761	$—	$9,761	9.69%	9.69%
Hotel net income (loss)	$443	$—	$443	$(151)	$—	$(151)	393.38%	393.38%
Hotel net income (loss) margin	4.14%		4.14%	(1.55)%		(1.55)%	5.69%	5.69%
Hotel EBITDA	$2,661	$—	$2,661	$2,395	$—	$2,395	11.11%	11.11%
Hotel EBITDA margin	24.85%		24.85%	24.54%		24.54%	0.31%	0.31%
Selected Operating Information:
RevPAR	$237.54	$—	$237.54	$223.59	$—	$223.59	6.24%	6.24%
Occupancy	68.85%	—%	68.85%	63.47%	—%	63.47%	8.48%	8.48%
ADR	$345.01	$—	$345.01	$352.26	$—	$352.26	(2.06)%	(2.06)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$14,168	$—	$14,168	$13,635	$—	$13,635	3.91%	3.91%
Total hotel revenue	$29,924	$—	$29,924	$28,960	$—	$28,960	3.33%	3.33%
Hotel net income (loss)	$9,243	$—	$9,243	$6,751	$—	$6,751	36.91%	36.91%
Hotel net income (loss) margin	30.89%		30.89%	23.31%		23.31%	7.58%	7.58%
Hotel EBITDA	$10,963	$—	$10,963	$10,006	$—	$10,006	9.56%	9.56%
Hotel EBITDA margin	36.64%		36.64%	34.55%		34.55%	2.09%	2.09%
Selected Operating Information:
RevPAR	$564.12	$—	$564.12	$548.90	$—	$548.90	2.77%	2.77%
Occupancy	79.43%	—%	79.43%	75.54%	—%	75.54%	5.15%	5.15%
ADR	$710.20	$—	$710.20	$726.64	$—	$726.64	(2.26)%	(2.26)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$11,604	$—	$11,604	$12,740	$—	$12,740	(8.92)%	(8.92)%
Total hotel revenue	$17,906	$—	$17,906	$19,825	$—	$19,825	(9.68)%	(9.68)%
Hotel net income (loss)	$533	$—	$533	$3,628	$—	$3,628	(85.31)%	(85.31)%
Hotel net income (loss) margin	2.98%		2.98%	18.30%		18.30%	(15.32)%	(15.32)%
Hotel EBITDA	$4,030	$—	$4,030	$6,109	$—	$6,109	(34.03)%	(34.03)%
Hotel EBITDA margin	22.51%		22.51%	30.81%		30.81%	(8.30)%	(8.30)%
Selected Operating Information:
RevPAR	$696.76	$—	$696.76	$773.53	$—	$773.53	(9.92)%	(9.92)%
Occupancy	59.73%	—%	59.73%	67.03%	—%	67.03%	(10.89)%	(10.89)%
ADR	$1,166.50	$—	$1,166.50	$1,153.99	$—	$1,153.99	1.08%	1.08%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$4,459	$—	$4,459	$4,221	$—	$4,221	5.64%	5.64%
Total hotel revenue	$5,703	$—	$5,703	$5,333	$—	$5,333	6.94%	6.94%
Hotel net income (loss)	$(838)	$—	$(838)	$(631)	$—	$(631)	(32.81)%	(32.81)%
Hotel net income (loss) margin	(14.69)%		(14.69)%	(11.83)%		(11.83)%	(2.86)%	(2.86)%
Hotel EBITDA	$895	$—	$895	$1,012	$—	$1,012	(11.56)%	(11.56)%
Hotel EBITDA margin	15.69%		15.69%	18.98%		18.98%	(3.29)%	(3.29)%
Selected Operating Information:
RevPAR	$132.80	$—	$132.80	$127.10	$—	$127.10	4.48%	4.48%
Occupancy	59.41%	—%	59.41%	58.94%	—%	58.94%	0.80%	0.80%
ADR	$223.52	$—	$223.52	$215.63	$—	$215.63	3.66%	3.66%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$16,813	$—	$16,813	$16,300	$—	$16,300	3.15%	3.15%
Total hotel revenue	$24,995	$—	$24,995	$23,765	$—	$23,765	5.18%	5.18%
Hotel net income (loss)	$8,733	$—	$8,733	$5,804	$—	$5,804	50.47%	50.47%
Hotel net income (loss) margin	34.94%		34.94%	24.42%		24.42%	10.52%	10.52%
Hotel EBITDA	$10,111	$—	$10,111	$9,001	$—	$9,001	12.33%	12.33%
Hotel EBITDA margin	40.45%		40.45%	37.88%		37.88%	2.57%	2.57%
Selected Operating Information:
RevPAR	$1,026.42	$—	$1,026.42	$1,006.13	$—	$1,006.13	2.02%	2.02%
Occupancy	76.61%	—%	76.61%	74.79%	—%	74.79%	2.43%	2.43%
ADR	$1,339.87	$—	$1,339.87	$1,345.27	$—	$1,345.27	(0.40)%	(0.40)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$2,289	$—	$2,289	$3,195	$—	$3,195	(28.36)%	(28.36)%
Total hotel revenue	$3,101	$—	$3,101	$4,544	$—	$4,544	(31.76)%	(31.76)%
Hotel net income (loss)	$(1,806)	$—	$(1,806)	$(493)	$—	$(493)	(266.33)%	(266.33)%
Hotel net income (loss) margin	(58.24)%		(58.24)%	(10.85)%		(10.85)%	(47.39)%	(47.39)%
Hotel EBITDA	$(423)	$—	$(423)	$754	$—	$754	(156.10)%	(156.10)%
Hotel EBITDA margin	(13.64)%		(13.64)%	16.59%		16.59%	(30.23)%	(30.23)%
Selected Operating Information:
RevPAR	$175.89	$—	$175.89	$248.30	$—	$248.30	(29.16)%	(29.16)%
Occupancy	67.22%	—%	67.22%	75.50%	—%	75.50%	(10.97)%	(10.97)%
ADR	$261.68	$—	$261.68	$328.88	$—	$328.88	(20.43)%	(20.43)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$20,853	$—	$20,853	$16,719	$—	$16,719	24.73%	24.73%
Total hotel revenue	$28,730	$—	$28,730	$24,496	$—	$24,496	17.28%	17.28%
Hotel net income (loss)	$7,816	$—	$7,816	$6,170	$—	$6,170	26.68%	26.68%
Hotel net income (loss) margin	27.21%		27.21%	25.19%		25.19%	2.02%	2.02%
Hotel EBITDA	$10,274	$—	$10,274	$8,273	$—	$8,273	24.19%	24.19%
Hotel EBITDA margin	35.76%		35.76%	33.77%		33.77%	1.99%	1.99%
Selected Operating Information:
RevPAR	$2,161.79	$—	$2,161.79	$1,752.55	$—	$1,752.55	23.35%	23.35%
Occupancy	65.48%	—%	65.48%	56.27%	—%	56.27%	16.37%	16.37%
ADR	$3,301.56	$—	$3,301.56	$3,114.63	$—	$3,114.63	6.00%	6.00%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$14,115	$—	$14,115	$14,157	$—	$14,157	(0.30)%	(0.30)%
Total hotel revenue	$24,695	$—	$24,695	$23,291	$—	$23,291	6.03%	6.03%
Hotel net income (loss)	$5,005	$—	$5,005	$5,369	$—	$5,369	(6.78)%	(6.78)%
Hotel net income (loss) margin	20.27%		20.27%	23.05%		23.05%	(2.78)%	(2.78)%
Hotel EBITDA	$10,909	$—	$10,909	$10,120	$—	$10,120	7.80%	7.80%
Hotel EBITDA margin	44.17%		44.17%	43.45%		43.45%	0.72%	0.72%
Selected Operating Information:
RevPAR	$738.60	$—	$738.60	$749.04	$—	$749.04	(1.39)%	(1.39)%
Occupancy	64.62%	—%	64.62%	53.40%	—%	53.40%	21.01%	21.01%
ADR	$1,142.98	$—	$1,142.98	$1,402.78	$—	$1,402.78	(18.52)%	(18.52)%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$108,822	$—	$108,822	$107,294	$—	$107,294	1.42%	1.42%
Total hotel revenue	$175,831	$—	$175,831	$172,142	$—	$172,142	2.14%	2.14%
Hotel net income (loss)	$42,528	$—	$42,528	$39,575	$—	$39,575	7.46%	7.46%
Hotel net income (loss) margin	24.19%		24.19%	22.99%		22.99%	1.20%	1.20%
Hotel EBITDA	$64,928	$—	$64,928	$63,658	$—	$63,658	2.00%	2.00%
Hotel EBITDA margin	36.93%		36.93%	36.98%		36.98%	(0.05)%	(0.05)%
Selected Operating Information:
RevPAR	$653.82	$—	$653.82	$652.17	$—	$652.17	0.25%	0.25%
Occupancy	70.15%	—%	70.15%	69.79%	—%	69.79%	0.52%	0.52%
ADR	$931.97	$—	$931.97	$934.49	$—	$934.49	(0.27)%	(0.27)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$32,613	$—	$32,613	$32,529	$—	$32,529	0.26%	0.26%
Total hotel revenue	$45,607	$—	$45,607	$45,038	$—	$45,038	1.26%	1.26%
Hotel net income (loss)	$(6,290)	$—	$(6,290)	$(1,822)	$—	$(1,822)	(245.23)%	(245.23)%
Hotel net income (loss) margin	(13.79)%		(13.79)%	(4.05)%		(4.05)%	(9.74)%	(9.74)%
Hotel EBITDA	$6,051	$—	$6,051	$9,138	$—	$9,138	(33.78)%	(33.78)%
Hotel EBITDA margin	13.27%		13.27%	20.29%		20.29%	(7.02)%	(7.02)%
Selected Operating Information:
RevPAR	$149.74	$—	$149.74	$151.48	$—	$151.48	(1.15)%	(1.15)%
Occupancy	61.75%	—%	61.75%	61.07%	—%	61.07%	1.11%	1.11%
ADR	$242.51	$—	$242.51	$248.06	$—	$248.06	(2.24)%	(2.24)%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$141,435	$—	$141,435	$139,823	$—	$139,823	1.15%	1.15%
Total hotel revenue	$221,438	$—	$221,438	$217,180	$—	$217,180	1.96%	1.96%
Hotel net income (loss)	$36,238	$—	$36,238	$37,753	$—	$37,753	(4.01)%	(4.01)%
Hotel net income (loss) margin	16.36%		16.36%	17.38%		17.38%	(1.02)%	(1.02)%
Hotel EBITDA	$70,979	$—	$70,979	$72,796	$—	$72,796	(2.50)%	(2.50)%
Hotel EBITDA margin	32.05%		32.05%	33.52%		33.52%	(1.47)%	(1.47)%
Selected Operating Information:
RevPAR	$368.09	$—	$368.09	$368.68	$—	$368.68	(0.16)%	(0.16)%
Occupancy	65.39%	—%	65.39%	64.85%	—%	64.85%	0.83%	0.83%
ADR	$562.93	$—	$562.93	$568.50	$—	$568.50	(0.98)%	(0.98)%
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$36,970	$—	$36,970
Total hotel revenue	$58,475	$—	$58,475
Hotel net income	$3,181	$—	$3,181
Hotel net income margin	8.60%		8.60%
Hotel EBITDA	$15,657	$—	$15,657
Hotel EBITDA margin	26.78%		26.78%
Selected Operating Information:
RevPAR	$183.04	$—	$183.04
Occupancy	73.08%	—%	73.08%
ADR	$250.45	$—	$250.45

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$28,368	$—	$28,368
Total hotel revenue	$50,585	$—	$50,585
Hotel net income	$12,657	$—	$12,657
Hotel net income margin	44.62%		44.62%
Hotel EBITDA	$17,188	$—	$17,188
Hotel EBITDA margin	33.98%		33.98%
Selected Operating Information:
RevPAR	$196.73	$—	$196.73
Occupancy	77.80%	—%	77.80%
ADR	$252.87	$—	$252.87

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$25,320	$—	$25,320
Total hotel revenue	$33,743	$—	$33,743
Hotel net income	$1,570	$—	$1,570
Hotel net income margin	6.20%		6.20%
Hotel EBITDA	$6,182	$—	$6,182
Hotel EBITDA margin	18.32%		18.32%
Selected Operating Information:
RevPAR	$166.70	$—	$166.70
Occupancy	69.74%	—%	69.74%
ADR	$239.04	$—	$239.04

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$15,806	$—	$15,806
Total hotel revenue	$21,401	$—	$21,401
Hotel net income	$1,512	$—	$1,512
Hotel net income margin	9.57%		9.57%
Hotel EBITDA	$5,508	$—	$5,508
Hotel EBITDA margin	25.74%		25.74%
Selected Operating Information:
RevPAR	$664.41	$—	$664.41
Occupancy	64.38%	—%	64.38%
ADR	$1,032.09	$—	$1,032.09

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,034	$—	$24,034
Total hotel revenue	$30,557	$—	$30,557
Hotel net income	$6,022	$—	$6,022
Hotel net income margin	25.06%		25.06%
Hotel EBITDA	$14,710	$—	$14,710
Hotel EBITDA margin	48.14%		48.14%
Selected Operating Information:
RevPAR	$462.45	$—	$462.45
Occupancy	72.19%	—%	72.19%
ADR	$640.60	$—	$640.60

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$12,135	$—	$12,135
Total hotel revenue	$15,147	$—	$15,147
Hotel net income	$1,402	$—	$1,402
Hotel net income margin	11.55%		11.55%
Hotel EBITDA	$4,574	$—	$4,574
Hotel EBITDA margin	30.20%		30.20%
Selected Operating Information:
RevPAR	$414.46	$—	$414.46
Occupancy	60.89%	—%	60.89%
ADR	$680.70	$—	$680.70

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,191	$—	$24,191
Total hotel revenue	$48,232	$—	$48,232
Hotel net income	$774	$—	$774
Hotel net income margin	3.20%		3.20%
Hotel EBITDA	$12,067	$—	$12,067
Hotel EBITDA margin	25.02%		25.02%
Selected Operating Information:
RevPAR	$342.46	$—	$342.46
Occupancy	55.23%	—%	55.23%
ADR	$620.11	$—	$620.11

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$26,198	$—	$26,198
Total hotel revenue	$33,228	$—	$33,228
Hotel net income	$2,104	$—	$2,104
Hotel net income margin	8.03%		8.03%
Hotel EBITDA	$10,029	$—	$10,029
Hotel EBITDA margin	30.18%		30.18%
Selected Operating Information:
RevPAR	$143.45	$—	$143.45
Occupancy	62.83%	—%	62.83%
ADR	$228.33	$—	$228.33

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
THE CLANCY
Selected Financial Information:
Rooms revenue	$33,380	$—	$33,380
Total hotel revenue	$39,700	$—	$39,700
Hotel net income	$132	$—	$132
Hotel net income margin	0.40%		0.40%
Hotel EBITDA	$9,542	$—	$9,542
Hotel EBITDA margin	24.04%		24.04%
Selected Operating Information:
RevPAR	$222.44	$—	$222.44
Occupancy	72.13%	—%	72.13%
ADR	$308.38	$—	$308.38

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$37,811	$—	$37,811
Total hotel revenue	$86,484	$—	$86,484
Hotel net income	$13,663	$—	$13,663
Hotel net income margin	36.13%		36.13%
Hotel EBITDA	$23,338	$—	$23,338
Hotel EBITDA margin	26.99%		26.99%
Selected Operating Information:
RevPAR	$374.31	$—	$374.31
Occupancy	63.98%	—%	63.98%
ADR	$585.02	$—	$585.02

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$26,661	$—	$26,661
Total hotel revenue	$48,363	$—	$48,363
Hotel net income	$(7,785)	$—	$(7,785)
Hotel net income margin	(29.20)%		(29.20)%
Hotel EBITDA	$4,003	$—	$4,003
Hotel EBITDA margin	8.28%		8.28%
Selected Operating Information:
RevPAR	$398.04	$—	$398.04
Occupancy	48.22%	—%	48.22%
ADR	$825.49	$—	$825.49

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$28,648	$—	$28,648
Total hotel revenue	$34,999	$—	$34,999
Hotel net income	$5,264	$—	$5,264
Hotel net income margin	18.37%		18.37%
Hotel EBITDA	$12,699	$—	$12,699
Hotel EBITDA margin	36.28%		36.28%
Selected Operating Information:
RevPAR	$212.13	$—	$212.13
Occupancy	70.78%	—%	70.78%
ADR	$299.71	$—	$299.71

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$48,484	$—	$48,484
Total hotel revenue	$76,624	$—	$76,624
Hotel net income	$11,251	$—	$11,251
Hotel net income margin	23.21%		23.21%
Hotel EBITDA	$23,738	$—	$23,738
Hotel EBITDA margin	30.98%		30.98%
Selected Operating Information:
RevPAR	$735.94	$—	$735.94
Occupancy	66.90%	—%	66.90%
ADR	$1,100.01	$—	$1,100.01

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$10,821	$—	$10,821
Total hotel revenue	$14,670	$—	$14,670
Hotel net income	$(5,535)	$—	$(5,535)
Hotel net income margin	(51.15)%		(51.15)%
Hotel EBITDA	$(190)	$—	$(190)
Hotel EBITDA margin	(1.30)%		(1.30)%
Selected Operating Information:
RevPAR	$206.75	$—	$206.75
Occupancy	70.73%	—%	70.73%
ADR	$292.30	$—	$292.30

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$58,846	$—	$58,846
Total hotel revenue	$87,978	$—	$87,978
Hotel net income	$15,126	$—	$15,126
Hotel net income margin	25.70%		25.70%
Hotel EBITDA	$22,925	$—	$22,925
Hotel EBITDA margin	26.06%		26.06%
Selected Operating Information:
RevPAR	$1,516.78	$—	$1,516.78
Occupancy	61.28%	—%	61.28%
ADR	$2,475.08	$—	$2,475.08

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$35,747	$—	$35,747
Total hotel revenue	$69,070	$—	$69,070
Hotel net income (loss)	$774	$—	$774
Hotel net income (loss) margin	2.17%		2.17%
Hotel EBITDA	$22,652	$—	$22,652
Hotel EBITDA margin	32.80%		32.80%
Selected Operating Information:
RevPAR	$465.09	$—	$465.09
Occupancy	51.08%	—%	51.08%
ADR	$910.54	$—	$910.54

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$312,083	$—	$312,083
Total hotel revenue	$534,441	$—	$534,441
Hotel net income	$55,396	$—	$55,396
Hotel net income margin	17.75%		17.75%
Hotel EBITDA	$150,703	$—	$150,703
Hotel EBITDA margin	28.20%		28.20%
Selected Operating Information:
RevPAR	$466.21	$—	$466.21
Occupancy	63.62%	—%	63.62%
ADR	$732.77	$—	$732.77

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$161,337	$—	$161,337
Total hotel revenue	$214,815	$—	$214,815
Hotel net income	$6,716	$—	$6,716
Hotel net income margin	4.16%		4.16%
Hotel EBITDA	$53,919	$—	$53,919
Hotel EBITDA margin	25.10%		25.10%
Selected Operating Information:
RevPAR	$184.61	$—	$184.61
Occupancy	69.70%	—%	69.70%
ADR	$264.87	$—	$264.87

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$473,420	$—	$473,420
Total hotel revenue	$749,256	$—	$749,256
Hotel net income	$62,112	$—	$62,112
Hotel net income margin	13.12%		13.12%
Hotel EBITDA	$204,622	$—	$204,622
Hotel EBITDA margin	27.31%		27.31%
Selected Operating Information:
RevPAR	$306.75	$—	$306.75
Occupancy	67.06%	—%	67.06%
ADR	$457.40	$—	$457.40
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024	2023	2023	2023	2023	2023	2023	2023	2023	2023
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total hotel revenue	$221,438	$—	$221,438	$179,216	$—	$179,216	$160,697	$—	$160,697	$187,905	$—	$187,905
Hotel net income (loss)	$36,238	$—	$36,238	$6,943	$—	$6,943	$788	$—	$788	$18,143	$—	$18,143
Hotel net income (loss) margin	16.36%		16.36%	3.87%		3.87%	0.49%		0.49%	9.66%		9.66%
Hotel EBITDA	$70,979	$—	$70,979	$45,116	$—	$45,116	$34,867	$—	$34,867	$53,660	$—	$53,660
Hotel EBITDA margin	32.05%		32.05%	25.17%		25.17%	21.70%		21.70%	28.56%		28.56%

Hotel net income (loss) % of total TTM	58.3%		58.3%	11.2%		11.2%	1.3%		1.3%	29.2%		29.2%
EBITDA % of total TTM	34.7%		34.7%	22.0%		22.0%	17.0%		17.0%	26.3%		26.3%

JV interests in Hotel net income (loss)	$671	$—	$671	$702	$—	$702	$830	$—	$830	$1,757	$—	$1,757
JV interests in EBITDA	$1,975	$—	$1,975	$1,769	$—	$1,769	$1,849	$—	$1,849	$2,618	$—	$2,618

	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
	TTM	TTM	TTM
Total hotel revenue	$749,256	$—	$749,256
Hotel net income (loss)	$62,112	$—	$62,112
Hotel net income (loss) margin	8.29%		8.29%
Hotel EBITDA	$204,622	$—	$204,622
Hotel EBITDA margin	27.31%		27.31%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$3,960	$—	$3,960
JV interests in EBITDA	$8,211	$—	$8,211
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
March 31, 2024
(in thousands, except share price)
(unaudited)

March 31, 2024
Common stock shares outstanding	66,477
Partnership units outstanding (common stock equivalents)	7,322
Combined common stock shares and partnership units outstanding	73,799
Common stock price	$2.00
Market capitalization	$147,598
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$404,071
Series M redeemable preferred stock	$43,694
Indebtedness	$1,235,043
Joint venture partner's share of consolidated indebtedness	$(44,300)
Net working capital (see below)	$(135,085)
Total enterprise value (TEV)	$1,767,971

Cash and cash equivalents	$135,096
Restricted cash	$80,006
Accounts receivable, net	$39,569
Prepaid expenses	$10,757
Due from third-party hotel managers, net	$22,056
Total current assets	$287,484

Accounts payable, net & accrued expenses	$138,867
Dividends and distributions payable	$9,253
Due to affiliates, net	$4,279
Total current liabilities	$152,399

Net working capital*	$135,085
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2024
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Bardessono Hotel and Spa	65	x
Capital Hilton Washington D.C.	559	x
The Ritz-Carlton Lake Tahoe	170		x	x
Cameo Beverly Hills	143				x
The Ritz-Carlton St. Thomas	180			x	x
The Ritz-Carlton Sarasota	276	x
Total		3	1	2	2
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2024 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2024	2023	2023	2023	March 31, 2024
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$36,238	$6,943	$788	$18,143	$62,112
Non-property adjustments	—	249	203	(12)	440
Interest income	(333)	(315)	(316)	(259)	(1,223)
Interest expense	10,001	9,250	9,557	11,425	40,233
Amortization of loan costs	552	622	556	562	2,292
Depreciation and amortization	25,420	25,481	22,703	22,567	96,171
Income tax expense (benefit)	666	1,587	13	507	2,773
Non-hotel EBITDA ownership expense	(1,565)	1,299	1,363	727	1,824
Hotel EBITDA including amounts attributable to noncontrolling interest	70,979	45,116	34,867	53,660	204,622
Non-comparable adjustments	—	—	—	—	—
Comparable hotel EBITDA	$70,979	$45,116	$34,867	$53,660	$204,622

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(19)	$2,703	$(2,745)	$(1,220)	$3,037	$(466)	$7,144	$(1,325)	$443	$9,243	$533	$(838)	$8,733	$(1,806)	$7,816	$5,005	$36,238	$(20,756)	$15,482
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(38)	(100)	—	—	—	—	—	(17)	(50)	(94)	71	(29)	(13)	—	—	(63)	(333)	333	—
Interest expense	—	—	—	—	1,774	—	1,461	—	—	165	1,207	20	1,030	695	434	3,215	10,001	15,179	25,180
Amortization of loan cost	—	—	—	—	113	—	69	—	—	—	37	—	—	46	61	226	552	759	1,311
Depreciation and amortization	4,137	1,090	1,123	607	517	418	1,199	1,696	2,212	1,696	1,923	1,750	2,227	594	1,710	2,521	25,420	—	25,420
Income tax expense (benefit)	46	64	—	—	—	—	—	5	—	—	—	—	302	—	249	—	666	786	1,452
Non-hotel EBITDA ownership expense	2	14	6	174	16	25	2	47	56	(47)	259	(8)	(2,168)	48	4	5	(1,565)	1,565	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,128	3,771	(1,616)	(439)	5,457	(23)	9,875	406	2,661	10,963	4,030	895	10,111	(423)	10,274	10,909	70,979	(2,134)	68,845
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,032)	(943)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,975)	1,975	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49	49
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(57)	(57)
Hotel EBITDA attributable to the Company and OP unitholders	$3,096	$2,828	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$69,004	$(167)	$68,837
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,128	$3,771	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$70,979
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,771	$(1,616)	$—	$5,457	$(23)	$9,875	$406	$2,661	$—	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$56,327
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$3,771	$(1,616)	$—	$5,457	$(23)	$9,875	$406	$2,661	$—	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$56,327
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,771	$—	$(439)	$5,457	$(23)	$9,875	$—	$—	$10,963	$4,030	$—	$10,111	$—	$10,274	$10,909	$64,928
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$3,771	$—	$(439)	$5,457	$(23)	$9,875	$—	$—	$10,963	$4,030	$—	$10,111	$—	$10,274	$10,909	$64,928
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,128	$—	$(1,616)	$—	$—	$—	$—	$406	$2,661	$—	$—	$895	$—	$(423)	$—	$—	$6,051
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,128	$—	$(1,616)	$—	$—	$—	$—	$406	$2,661	$—	$—	$895	$—	$(423)	$—	$—	$6,051

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$4,128	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,128
BAML Pool (see footnote 3)	—	—	(1,616)	—	—	—	—	406	2,661	—	—	895	—	—	—	—	2,346
BAML Credit Facility (see foonote 4)	—	—	—	(439)	—	(23)	—	—	—	10,963	—	—	—	—	—	—	10,501
BAML (Pier House Resort & Spa)	—	—	—	—	5,457	—	—	—	—	—	—	—	—	—	—	—	5,457
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,875	—	—	—	—	—	—	—	—	—	9,875
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	4,030	—	—	—	—	—	4,030
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	10,111	—	—	—	10,111
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(423)	—	—	(423)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,909	10,909
Prudential (Hilton La Jolla Torrey Pines)	—	3,771	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,771
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,274	—	10,274
Total	$4,128	$3,771	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$70,979

NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.
(5)    Excluded hotels under renovation:
Bardessono Hotel, Capital Hilton Washington D.C., Ritz-Carlton Sarasota

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(108)	$2,914	$278	$505	$1,248	$621	$(1,113)	$1,665	$(704)	$3,108	$(4,634)	$(671)	$(409)	$(1,862)	$3,920	$2,185	$6,943	$(28,426)	$(21,483)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	249	—	—	—	—	—	249	(249)	—
Interest income	(40)	(95)	9	—	—	—	—	(16)	(48)	(83)	57	(27)	(13)	—	—	(59)	(315)	315	—
Interest expense	—	—	—	—	1,462	—	1,476	—	—	165	1,139	20	1,018	703	—	3,267	9,250	14,135	23,385
Amortization of loan cost	—	—	—	—	81	4	206	—	—	—	65	—	—	45	—	221	622	433	1,055
Depreciation and amortization	2,751	1,053	1,195	580	561	423	1,258	2,034	2,392	1,924	1,660	2,555	2,274	659	1,679	2,483	25,481	—	25,481
Income tax expense (benefit)	10	45	—	—	—	—	—	(4)	—	—	—	—	1,365	—	171	—	1,587	38	1,625
Non-hotel EBITDA ownership expense	161	387	39	125	11	23	4	9	57	18	235	22	9	181	12	6	1,299	(1,299)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,774	4,304	1,521	1,210	3,363	1,071	1,831	3,688	1,697	5,132	(1,229)	1,899	4,244	(274)	5,782	8,103	45,116	(15,053)	30,063
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(693)	(1,076)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,769)	1,769	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	45	45
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54)	(54)
Hotel EBITDA attributable to the Company and OP unitholders	$2,081	$3,228	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$43,347	$(13,293)	$30,054
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,774	$4,304	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$45,116
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,304	$—	$1,210	$3,363	$1,071	$1,831	$—	$—	$5,132	$(1,229)	$—	$4,244	$—	$5,782	$8,103	$33,811
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,304	$—	$1,210	$3,363	$1,071	$1,831	$—	$—	$5,132	$(1,229)	$—	$4,244	$—	$5,782	$8,103	$33,811
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,774	$—	$1,521	$—	$—	$—	$—	$3,688	$1,697	$—	$—	$1,899	$—	$(274)	$—	$—	$11,305
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,774	$—	$1,521	$—	$—	$—	$—	$3,688	$1,697	$—	$—	$1,899	$—	$(274)	$—	$—	$11,305

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,774	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,774
BAML Pool (see footnote 3)	—	—	1,521	—	—	—	—	3,688	1,697	—	—	1,899	—	—	—	—	8,805
BAML Credit Facility (see foonote 4)	—	—	—	1,210	—	1,071	—	—	—	5,132	—	—	—	—	—	—	7,413
BAML (Pier House Resort & Spa)	—	—	—	—	3,363	—	—	—	—	—	—	—	—	—	—	—	3,363
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,831	—	—	—	—	—	—	—	—	—	1,831
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(1,229)	—	—	—	—	—	(1,229)
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,244	—	—	—	4,244
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(274)	—	—	(274)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,103	8,103
Prudential (Hilton La Jolla Torrey Pines)	—	4,304	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,304
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,782	—	5,782
Total	$2,774	$4,304	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$45,116
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(616)	$3,935	$2,147	$1,463	$28	$1,234	$(1,255)	$376	$356	$(1,281)	$(1,234)	$4,044	$(659)	$(1,272)	$(570)	$(5,908)	$788	$(23,399)	$(22,611)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	(292)	—	495	203	(203)	—
Interest income	(68)	(94)	(3)	—	—	—	—	(12)	(42)	(56)	44	(22)	(12)	—	—	(51)	(316)	316	—
Interest expense	—	—	—	267	1,447	380	1,463	—	—	965	1,008	20	1,010	696	—	2,301	9,557	12,868	22,425
Amortization of loan cost	—	—	—	—	81	12	203	—	—	—	40	—	9	44	—	167	556	325	881
Depreciation and amortization	2,484	1,052	1,121	566	549	421	1,140	1,962	2,403	1,482	1,236	1,536	2,139	528	1,656	2,428	22,703	—	22,703
Income tax expense (benefit)	(35)	67	—	—	—	—	—	5	—	—	—	—	28	—	(52)	—	13	(1,203)	(1,190)
Non-hotel EBITDA ownership expense	648	23	(21)	197	10	59	—	18	17	13	223	14	20	155	9	(22)	1,363	(1,363)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,413	4,983	3,244	2,493	2,115	2,106	1,551	2,349	2,734	1,123	1,317	5,592	2,535	(141)	1,043	(590)	34,867	(12,659)	22,208
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(603)	(1,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,849)	1,849	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	60	60
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
Hotel EBITDA attributable to the Company and OP unitholders	$1,810	$3,737	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$33,018	$(10,813)	$22,205
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,413	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$34,867
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,983	$—	$2,493	$2,115	$2,106	$1,551	$—	$—	$1,123	$1,317	$—	$2,535	$—	$1,043	$(590)	$18,676
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,983	$—	$2,493	$2,115	$2,106	$1,551	$—	$—	$1,123	$1,317	$—	$2,535	$—	$1,043	$(590)	$18,676
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,413	$—	$3,244	$—	$—	$—	$—	$2,349	$2,734	$—	$—	$5,592	$—	$(141)	$—	$—	$16,191
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,413	$—	$3,244	$—	$—	$—	$—	$2,349	$2,734	$—	$—	$5,592	$—	$(141)	$—	$—	$16,191

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$2,413	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,413
BAML Pool (see footnote 3)	—	—	3,244	—	—	—	—	2,349	2,734	—	—	5,592	—	—	—	—	13,919
BAML Credit Facility (see foonote 4)	—	—	—	2,493	—	2,106	—	—	—	1,123	—	—	—	—	—	—	5,722
BAML (Pier House Resort & Spa)	—	—	—	—	2,115	—	—	—	—	—	—	—	—	—	—	—	2,115
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,551	—	—	—	—	—	—	—	—	—	1,551
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,317	—	—	—	—	—	1,317
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	2,535	—	—	—	2,535
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(141)	—	—	(141)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(590)	(590)
Prudential (Hilton La Jolla Torrey Pines)	—	4,983	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,983
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,043	—	1,043
Total	$2,413	$4,983	$3,244	$2,493	$2,115	$2,106	$1,551	$2,349	$2,734	$1,123	$1,317	$5,592	$2,535	$(141)	$1,043	$(590)	$34,867
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3,924	$3,105	$1,890	$764	$1,709	$13	$(4,002)	$1,388	$37	$2,593	$(2,450)	$2,729	$3,586	$(595)	$3,960	$(508)	$18,143	$(21,281)	$(3,138)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	(12)	—	—	—	—	—	(12)	12	—
Interest income	(64)	(84)	(6)	—	—	—	—	(8)	(28)	(54)	27	(15)	(10)	—	—	(17)	(259)	259	—
Interest expense	—	—	—	772	1,378	981	1,399	—	—	2,075	961	20	963	667	—	2,209	11,425	11,490	22,915
Amortization of loan cost	—	—	—	—	80	8	201	—	—	—	39	—	27	44	—	163	562	123	685
Depreciation and amortization	2,438	1,044	1,146	588	587	406	1,118	2,035	2,445	1,444	1,117	1,536	2,123	515	1,637	2,388	22,567	—	22,567
Income tax expense (benefit)	125	49	—	—	—	—	—	4	—	—	—	—	133	—	196	—	507	(582)	(75)
Non-hotel EBITDA ownership expense	(81)	16	3	120	21	12	94	167	(4)	62	203	43	26	17	33	(5)	727	(727)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,342	4,130	3,033	2,244	3,775	1,420	(1,190)	3,586	2,450	6,120	(115)	4,313	6,848	648	5,826	4,230	53,660	(10,706)	42,954
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,586)	(1,032)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,618)	2,618	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	75	75
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(80)	(80)
Hotel EBITDA attributable to the Company and OP unitholders	$4,756	$3,098	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$51,042	$(8,093)	$42,949
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$53,660
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,130	$—	$2,244	$3,775	$1,420	$(1,190)	$—	$—	$6,120	$(115)	$—	$6,848	$—	$5,826	$4,230	$33,288
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,130	$—	$2,244	$3,775	$1,420	$(1,190)	$—	$—	$6,120	$(115)	$—	$6,848	$—	$5,826	$4,230	$33,288
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$6,342	$—	$3,033	$—	$—	$—	$—	$3,586	$2,450	$—	$—	$4,313	$—	$648	$—	$—	$20,372
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$6,342	$—	$3,033	$—	$—	$—	$—	$3,586	$2,450	$—	$—	$4,313	$—	$648	$—	$—	$20,372

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$6,342	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$6,342
BAML Pool (see footnote 3)	—	—	3,033	—	—	—	—	3,586	2,450	—	—	4,313	—	—	—	—	13,382
BAML Credit Facility (see foonote 4)	—	—	—	2,244	—	1,420	—	—	—	6,120	—	—	—	—	—	—	9,784
BAML (Pier House Resort & Spa)	—	—	—	—	3,775	—	—	—	—	—	—	—	—	—	—	—	3,775
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(1,190)	—	—	—	—	—	—	—	—	—	(1,190)
BAML (The Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(115)	—	—	—	—	—	(115)
Apollo (The Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	6,848	—	—	—	6,848
LoanCore (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	648	—	—	648
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,230	4,230
Prudential (Hilton La Jolla Torrey Pines)	—	4,130	—	—	—	—	—	—	—	—	—	—	—	—	—	—	4,130
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,826	—	5,826
Total	$6,342	$4,130	$3,033	$2,244	$3,775	$1,420	$(1,190)	$3,586	$2,450	$6,120	$(115)	$4,313	$6,848	$648	$5,826	$4,230	$53,660
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This credit facility is secured by Bardessono Hotel & Spa, Hotel Yountville, and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,734	$2,882	$(923)	$(1,304)	$3,814	$(997)	$7,458	$(1,358)	$(151)	$6,751	$3,628	$(631)	$5,804	$(493)	$6,170	$5,369	$37,753	$(21,149)	$16,604
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	12	—	—	—	—	—	12	(12)	—
Interest income	(65)	(73)	—	—	—	—	—	(5)	(19)	(42)	—	(9)	(9)	—	—	(13)	(235)	235	—
Interest expense	—	—	—	717	1,268	902	1,301	—	—	1,891	894	20	901	622	281	2,269	11,066	11,045	22,111
Amortization of loan cost	—	—	—	—	79	—	199	—	—	95	39	—	27	43	—	160	642	120	762
Depreciation and amortization	2,186	1,027	1,235	594	593	393	1,108	2,031	2,545	1,305	1,230	1,625	2,136	549	1,637	2,327	22,521	—	22,521
Income tax expense (benefit)	26	12	—	—	—	—	—	5	—	—	—	—	136	—	161	—	340	1,989	2,329
Non-hotel EBITDA ownership expense	17	24	73	113	4	20	15	21	20	6	306	7	6	33	24	8	697	(697)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,898	3,872	385	120	5,758	318	10,081	694	2,395	10,006	6,109	1,012	9,001	754	8,273	10,120	72,796	(8,469)	64,327
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(975)	(968)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,943)	1,943	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	73	73
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(77)	(77)
Hotel EBITDA attributable to the Company and OP unitholders	$2,923	$2,904	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$70,853	$(6,530)	$64,323
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,898	$3,872	$385	$120	$5,758	$318	$10,081	$694	$2,395	$10,006	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$72,796
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,872	$385	$—	$5,758	$318	$10,081	$694	$2,395	$—	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$58,772
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$3,872	$385	$—	$5,758	$318	$10,081	$694	$2,395	$—	$6,109	$1,012	$9,001	$754	$8,273	$10,120	$58,772
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,872	$—	$120	$5,758	$318	$10,081	$—	$—	$10,006	$6,109	$—	$9,001	$—	$8,273	$10,120	$63,658
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$3,872	$—	$120	$5,758	$318	$10,081	$—	$—	$10,006	$6,109	$—	$9,001	$—	$8,273	$10,120	$63,658
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,898	$—	$385	$—	$—	$—	$—	$694	$2,395	$—	$—	$1,012	$—	$754	$—	$—	$9,138
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,898	$—	$385	$—	$—	$—	$—	$694	$2,395	$—	$—	$1,012	$—	$754	$—	$—	$9,138
NOTES:
(1)    The above comparable information assumes the 16 hotel properties owned and included in the Company's operations at March 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
Bardessono Hotel, Capital Hilton Washington D.C., Ritz-Carlton Sarasota